ANNUAL REPORT

FPA New Income, Inc.




[First Pacific Advisors Logo]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


SEPTEMBER 30, 2000

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Annual Report covers the fiscal year ended September 30, 2000. Your Fund's net asset value (NAV) per share closed at $10.61. During the fiscal year, your Fund distributed income dividends totaling $0.73. The December 29, 1999 payment also included a $0.09 capital gains distribution of which $0.055 was long-term.

       The following table shows the average annual total return for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                AVERAGE ANNUAL TOTAL RETURN
                              PERIODS ENDED SEPTEMBER 30, 2000
                               1 YEAR     5 YEARS   10 YEARS
                               ------     -------   --------
FPA New Income, Inc.
 (NAV) ...................      6.56%*      6.43%*     9.09%*
FPA New Income, Inc.
(Net of Sales Charge) ....      1.76%       5.45%++    8.59%++
Lipper Corporate Debt A
 Rated Fund Average ......      5.34%       5.40%      7.79%
Lehman Brothers
 Corporate Bond Index ....      6.74%       6.30%      8.08%

       The Fund's total rate of return for the fiscal year, which reflects the change in NAV combined with the reinvestment of dividends and distributions paid, was 6.56%* versus 5.34% and 6.74% for the Lipper Corporate Debt A Rated Fund Average and Lehman Brothers Government/Corporate Bond Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., 3.73%*; Lipper Average, 3.61%; and the Lehman Brothers Index, 4.36%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 6.85%*; the Lipper Average, 5.79%; and the Lehman Brothers Index, 7.17%.

REDUCTION IN SALES CHARGES

       We have reviewed the Fund's current sales charges and determined that a reduction is appropriate when compared to similar funds and fund complexes. Effective January 1, 2001, the maximum sales charge will be lowered from 4.5% to 3.5%, with adjustments to the breakpoints.

COMMENTARY

       Your Fund continues to outperform other similar quality bond funds for various measurement periods covering the last ten years, as shown in the above table. We have slightly underperformed the Lehman Brothers Index, since its performance was enhanced by a greater exposure to Treasury securities for the last year versus your Fund. With the decline in Treasury interest rates, the index's longer average maturity and duration benefited more than your Fund did from this change in interest-rate level. Treasury bond prices rose while other bond sectors remained unchanged or declined. This Treasury bond rally was sparked by the growing fear of a shortage of Treasury bonds due to the growing federal budgetary surplus. We are still dubious of this argument that Treasury bonds are going to disappear. Somehow, we believe the federal government will find a need to continue financing their growing expenditures with debt.

       Your Fund's performance was negatively impacted by its exposure to the asset-backed securities sector. In particular, our holdings in Green Tree Financial Corporation declined significantly as an announced corporate charge-off and a proposal to sell Green Tree by its parent, Conseco, Inc., was not accepted well by the financial markets. We have completed an extensive study and have determined that the securities we hold continue to perform as originally anticipated. We are also pleased to see that a change in the corporate leadership of Conseco has reversed the plan of selling Green Tree. We were of the opinion that the original plan was flawed and should not be deployed, and we conveyed this to Conseco. After our analysis was completed, we added Conseco senior debentures to the portfolio. Since then, the bonds have risen significantly, as a more balanced view of the company has begun to emerge. In total, the combined holdings reduced your Fund's performance for the six-month period ended September 30 by approximately

-------------
* Does not reflect deduction of the sales charge which, if reflected would reduce the performance shown
++ Reflects deduction of the current maximum sales charge of 4.50% of the offering price one percent. We view this as a postponement of an investment return rather than as a permanent loss.

       The high-yield bond market continues to experience difficulty. Total returns for this sector are slightly negative for the nine-month period ended September 30. Fortunately, we have had a limited exposure of less than 7% of net assets dedicated to this sector. (This excludes the Green Tree asset backed securities that were recently downgraded to less than investment grade.) Our less-than-investment-grade exposure has focused on the "broken" convertible bond sector. At March 31, 2000, this sector represented 12% of the Fund versus 9% at September 30. We reduced or sold several positions after material price advances. We are still hesitant to increase our exposure to the straight high-yield sector because we believe this sector will continue to have difficulty into 2001. Despite the highest yields since the high-yield "bear market" of 1990, we still think we have not seen the worst. We would like to see this sector stress tested again by the fears of a potential economic slowdown or a recession. It will take time for this to occur.

       Your Fund's large exposure to Treasury Inflation Protection Securities
(TIPS), 44% of total net assets, continues to moderate the Fund's volatility. They provide a very attractive investment yield of 7.5%, which is the combination of the Consumer Price Index (CPI) inflation rate, currently averaging 3.5%, and the TIPS base yield-to-maturity of 4%. The bond market does not believe this 3.5% inflation yield increment is sustainable. For example, at September 30, the nominal ten-year Treasury bond yield was 5.80% while the base yield-to-maturity of the ten-year TIPS was 3.98%, for a differential of 1.82%. This differential is what we refer to as the implied inflation rate. In this case, the market is saying that the CPI will average 1.82% over the next ten years versus the 3.5% of today. We believe it is unlikely that the CPI will average less than 2% for the next ten years since this has never occurred for any material period of time other than during the depths of the Great Depression. Should the CPI average more than 1.82%, we will earn a higher return from the TIPS than from the nominal ten-year Treasury bond. We will also earn a higher return from these securities than if we had a greater portion of the portfolio invested in short-term money-market securities.

       There have not been any significant changes in the asset composition of the Fund's portfolio since the March shareholder letter. The Fund's modified duration declined slightly from 4.55 years at March 31, 2000, to 4.25 years at September 30. To reiterate, modified duration is a measure of how sensitive a portfolio is to changes in interest rates. The larger the duration number, the more sensitive the portfolio is to interest-rate changes. The Lehman Brothers Index's modified duration is 5.41 years and, therefore, it should be more volatile than your Fund. Your Fund continues to maintain a very high credit-quality orientation. At September 30, Government/agency securities totaled 74% of net assets. AAA- and AA-rated securities, excluding cash and equivalents, totaled 1%, with the remaining 22% rated less than AA. Short-term liquidity totals 3%. Convertible and high-yield securities, included in the less-than-AA category, total 22%.

       For most of this year, the bond market has traded in a very narrow yield range. Long-term Treasury yields continue to generally move within a 5.50% to 6.50% range. As yields move towards the upper end of this range, we add duration to the portfolio. Currently, ten- and thirty-year bond yields are near the 5.80% level. We are not attracted to these low yields. We believe they are artificially low due to the scarcity issue discussed previously. During the past three months, yields in the one- to five-year maturity range have declined approximately 15 basis points (there are 100 basis points in one percentage point). This reflects a growing belief that the Federal Reserve has finished its monetary tightening. In our March shareholder letter, we expressed the opinion that the Fed would have to raise the Fed Funds rate at least another 50 basis points, which it eventually did. Unlike the consensus, we still believe the Fed may have to tighten at least one more time in this cycle. Despite recent economic data that shows that the economy is beginning to decelerate from its blistering pace earlier in the year, we still see real GDP growing at more than a 3% rate into the middle of next year. Combining this strength with the prospect of a more expansionary fiscal policy, the Fed may be forced to tighten again in the spring of next year. Both Presidential candidates are planning to expand fiscal policy either through tax cuts or increasing the growth rate of spending. Either way, this can add to the growth rate of the economy. Furthermore, we believe the Fed will face the prospect of rising labor cost inflation as well as a growing likelihood of additional cost-push inflation. It remains to be seen whether raw material and intermediate cost increases can be passed on to the consumer. Should this occur, the Fed will have to respond.
So far, this has not been the case.

       A looming risk to the interest-rate environment is the growing external account imbalances that the U.S. economy is developing. In last year's September shareholder letter, we forecast that the Current Account deficit, a measure of the flow of goods, services and money into and out of the U.S., was likely to reach 4% of GDP. As of the second quarter of 2000, this measure was at a record 4.3%. The U.S. has to import approximately $1.25 billion dollars every day of the year to keep our economy moving. This external supply of funds is offsetting the record low U.S. savings rate, which turned negative in July for the first time since the Depression. As the federal government expands its fiscal policy initiatives, further reduction in our national savings rate may result. Foreign investors are more than willing to invest in the U.S. since they view our economy very positively. Should this perception change, a reversal of these capital inflows could disrupt the economy.

     The U.S. dollar has remained very strong throughout the Current Account's rise. Foreign ownership of U.S. equity and fixed-income assets has increased by more than 50% since 1995, to where foreign ownership of U.S. assets currently measures over $6.4 trillion or 66% of U.S. GDP, according to Bridgewater Associates. It is estimated that the U.S. is now absorbing over 70% of all net savings in the world. We do not nor do we believe that virtually anyone understands the implication of these trends. We do not have an answer as to how these trends will evolve. One can find "experts" on both sides of this issue who will argue quite eloquently their respective views. Our response is to make sure that we are being compensated for this potential risk through a higher yield. We believe the present level of Treasury yields discounts a reasonably optimistic viewpoint. Since we are unsure as to how these events will unfold, we are maintaining a duration that is somewhat shorter than the Lehman Brothers Index.

       We do expect that the economy will slow down but not significantly until the second half of next year. This should create some excellent investment opportunities in spread product, such as in corporate bonds and mortgage securities, as this slowdown fear develops. We will monitor the status of the U.S. dollar to see whether these potential capital flow risks will have any impact on the debt and equity markets. We will keep you informed over time on this topic.

       In closing, we thank you for your investment and continued support.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President & Chief Investment Officer
October 15, 2000

-------------------------------------------------------------------------------

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA NEW INCOME, INC. VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND LIPPER CORPORATE DEBT A RATED FUND AVERAGE FROM OCTOBER 1, 1990 TO SEPTEMBER 30, 2000

                        [Line graph of change in value]

          9/30/90   9/30/91   9/30/92   9/30/93   9/30/94   9/30/95   9/30/96   9/30/97   9/30/98   9/30/99   9/30/00
          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
FPA        10,000    12,069    13,771    15,343    15,589    17,481    18,705    20,489    21,563    22,398    23,868
FPA         9,550    11,526    12,151    14,653    14,887    16,695    17,863    19,567    20,593    21,390    22,794
Lehman     10,000    11,589    13,119    14,625    14,015    16,030    16,748    18,356    20,713    20,378    21,751
Lipper
Fund       10,000    11,675    13,291    14,883    14,222    16,283    16,959    18,595    20,539    20,099    21,174

Past performance is not indicative of future performance. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Corporate Bond Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt A Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $22,794, reflects deduction of the current maximum sales charge of 4.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $23,868. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                                        MAJOR PORTFOLIO CHANGES
                              For the Six Months Ended September 30, 2000
                                              (Unaudited)

                                                                                                    Shares or
                                                                                                    Principal
                                                                                                     Amount
                                                                                                 --------------
NET PURCHASES
NON-CONVERTIBLE BONDS & DEBENTURES
Advantica Restaurant Group, Inc. -11-1/4% 2008.................................................  $     500,000
Conseco Inc. -7.6% 2001 (1)....................................................................  $     500,000
Conseco Inc. -7-7/8% 2000 (1)..................................................................  $   7,830,000
Conseco Inc. -8-1/2% 2002 (1)..................................................................  $   5,260,000
Conseco Inc. -10-1/4% 2002 (1).................................................................  $     350,000
Federal National Mortgage Association -8% 2015 (1).............................................  $   1,075,000
Government National Mortgage Association  (Z) -8-1/2% 2030 (1).................................  $     775,000
Jo-Ann Stores, Inc. -10-3/8% 2007 (1)..........................................................  $   1,450,000
Morgan Stanley Dean Witter I Inc. -8.14% 2022 (1)..............................................  $   5,150,000
Oregon Steel Mills, Inc. -11% 2003.............................................................  $   1,750,000
Riviera Holdings Corp. -10% 2004...............................................................  $     558,000

CONVERTIBLE DEBENTURES
Center Trust Retail Properties, Inc. -7-1/2% 2001 (Class B)....................................  $   1,050,000
Charming Shoppes, Inc. -7-1/2% 2006............................................................  $   2,600,000
CKE Restaurants, Inc. -4-1/4% 2004.............................................................  $   1,500,000
HomeBase, Inc. -5-1/4% 2004....................................................................  $     850,000
Hutchinson Technology Incorporated -6% 2005 (1)................................................  $     500,000

PREFERRED STOCK
Crown American Realty Trust....................................................................     15,300 shs.


NET SALES
NON-CONVERTIBLE BOND
U.S. Treasury Notes Strip -0% 2009.............................................................  $   5,000,000
CONVERTIBLE DEBENTURES
Michaels Stores, Inc. -6-1/4% 2003 (2).........................................................  $  15,000,000
Offshore Logistics, Inc. -6% 2003..............................................................  $   1,500,000
Read-Rite Corporation -10% 2004 (2)............................................................  $   5,027,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                                              PORTFOLIO OF INVESTMENTS
                                                 September 30, 2000

                                                                                       Principal
BONDS & DEBENTURES                                                                       Amount           Value
------------------------------------------------------------------------------      --------------  --------------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED AGENCIES - 29.0%
Federal Home Loan Mortgage Corporation
  -6% 2008....................................................................      $   26,542,641  $   25,328,018
  -6% 2009....................................................................          22,316,000      21,249,016
  -7% 2008....................................................................           2,453,541       2,420,572
  -7% 2023....................................................................           5,000,000       4,625,000
  -7-1/2% 2021................................................................             685,317         685,745
  -8-1/2% 2026................................................................           6,819,626       7,094,543
  -10.15% 2006................................................................               5,858           5,859
Federal Home Loan Mortgage Corporation (IO)
  -6-1/2% 2007................................................................           4,442,737         329,735
  -6-1/2% 2020................................................................             877,118          34,982
  -6-1/2% 2023................................................................           3,163,949         294,026
  -7% 2020....................................................................           6,604,866         489,173
Federal Home Loan Mortgage Corporation (Z)
  -6-1/2% 2029................................................................           5,875,595       4,757,397
  -7% 2029....................................................................           5,434,001       4,770,034
  -7-1/2% 2026................................................................           5,403,700       5,273,674
Federal National Mortgage Association
  -6-1/2% 2008................................................................           2,851,816       2,805,474
  -7-1/4% 2010................................................................           6,000,000       6,180,000
  -8% 2015....................................................................           1,075,000       1,075,000
Federal National Mortgage Association (IO)
  -6-1/2% 2009................................................................           3,057,715         464,510
  -6-1/2% 2020................................................................           3,257,114         229,399
  -7% 2004....................................................................             620,296          68,814
Federal National Mortgage Association (Z)
  -7% 2019....................................................................          14,471,721      13,413,477
  -7% 2024....................................................................          12,793,566      11,658,139
  -7-1/2% 2024................................................................           1,734,928       1,709,989
  -7-1/2% 2030................................................................           1,475,631       1,379,714

                                             PORTFOLIO OF INVESTMENTS
                                                September 30, 2000

                                                                                       Principal
BONDS & DEBENTURES-CONTINUED                                                             Amount           Value
------------------------------------------------------------------------------      --------------  -------------
Government National Mortgage Association
  -7% 2028....................................................................      $    8,869,036  $    8,691,653
  -7-1/2% 2023................................................................             393,559         394,666
Government National Mortgage Association (Z)
  -7-1/2% 2029................................................................           9,963,317       9,216,845
  -8-1/2% 2030................................................................             775,000         778,875
Government National Mortgage Association II -8% 2027..........................           3,197,559       3,240,526
Government National Mortgage Association (MH)
  -8-1/4% 2006-7..............................................................             240,301         243,154
  -8-3/4% 2006................................................................             594,717         608,098
  -8-3/4% 2011................................................................             749,794         765,259
  -9% 2010....................................................................             361,199         371,358
  -9% 2011....................................................................           1,021,447       1,050,176
  -9-1/4% 2010-11.............................................................             709,163         729,996
  -9-3/4% 2005-6..............................................................           1,381,933       1,422,096
  -9-3/4% 2012-13.............................................................             643,022         661,710
Government National Mortgage Association (PL)
  -10-1/4% 2017...............................................................             879,315         896,901
                                                                                                    --------------
                                                                                                    $  145,413,603
                                                                                                    --------------
U.S. TREASURIES - 44.9%
U.S. Treasury Inflation-Indexed Notes -3-3/8% 2007............................      $  226,582,720  $  218,935,553
U.S. Treasury Notes Strip -0% 2009............................................          10,000,000       5,883,800
                                                                                                    --------------
                                                                                                    $  224,819,353
                                                                                                    --------------
TOTAL U.S. GOVERNMENT & AGENCIES - 73.9%                                                            $  370,232,956
                                                                                                    --------------

MORTGAGE BONDS
ASSET BACKED - 2.9%
Green Tree Financial Corporation
  -7.3% 2027 .................................................................      $    9,966,753  $    5,836,780
  -7-3/4% 2029 ...............................................................             998,188         586,435
  -7.77% 2029 ................................................................           5,500,000       3,487,344
  -8% 2028 ...................................................................           2,769,535       1,988,872
  -8.44% 2030.................................................................           4,700,000       2,893,437
                                                                                                    --------------
                                                                                                 $      14,792,868
                                                                                                    --------------

                                             PORTFOLIO OF INVESTMENTS
                                                September 30, 2000

                                                                                        Principal
BONDS & DEBENTURES-CONTINUED                                                             Amount           Value
------------------------------------------------------------------------------      --------------  --------------
MORTGAGE BACKED - 2.1%
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B)
  -7.5481% 2026*..............................................................      $    4,785,126  $    3,468,470
First Financial Mortgage Trust (Series 9 Class A4)
  -5.8% 2008..................................................................             709,386         678,350
Morgan Stanley Dean Witter Capital I Inc. (Series 2000-F1 Class B)
  -8.14% 2022*................................................................           5,150,000       5,141,953
Norwest Asset Securities Corp. (Series 1999-13 Class A "Z")
  -6-1/4% 2029................................................................           1,408,010       1,208,358
                                                                                                    --------------
                                                                                                    $   10,497,131
                                                                                                    --------------
TOTAL MORTGAGE BONDS - 5.0%...................................................                      $   25,289,999
                                                                                                    --------------
CORPORATE BONDS & DEBENTURES - 8.8%
Advantica Restaurant Group, Inc. -11-1/4% 2008                                      $   11,428,038  $    6,399,701
Conseco, Inc.
  -7.6% 2001 ................................................................              500,000         455,000
  -7-7/8% 2000 ..............................................................            7,830,000       7,722,338
  -8-1/2% 2002 ..............................................................            5,260,000       4,260,600
  -10-1/4% 2002 .............................................................              350,000         257,250
Jo-Ann Stores, Inc. -10-3/8% 2007 ...........................................            1,450,000       1,232,500
Oregon Steel Mills, Inc. -11% 2003 ..........................................           15,100,000      11,853,500
Riviera Holdings Corp. -10% 2004 ............................................            3,592,000       3,286,680
Trump Atlantic City Associates -11-1/4% 2006..................................          12,400,000       8,494,000
                                                                                                    ---------------
                                                                                                    $   43,961,569
                                                                                                    --------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES - 87.7%..............................                      $  439,484,524
                                                                                                    --------------
CONVERTIBLE SECURITIES
CONVERTIBLE BONDS & DEBENTURES - 9.0%
Centertrust Retail
Properties, Inc.
  -7-1/2% 2001 (Class A) .....................................................      $    5,558,000  $    5,419,050
  -7-1/2% 2001 (Class B) .....................................................           7,200,000       6,912,000
Charming Shoppes, Inc. -7-1/2% 2006 ..........................................           9,600,000       8,640,000
CKE Restaurants, Inc. -4-1/4% 2004 ...........................................          19,000,000       8,550,000
DRS Technologies, Inc. -9% 2003 ..............................................           2,000,000       3,500,000
Hutchinson Technology Incorporated -6% 2005 ..................................             500,000         450,000
HomeBase, Inc. -5-1/4% 2004 ..................................................           9,452,000       5,198,600
Offshore Logistics, Inc. -6% 2003 ............................................           5,500,000       5,458,750
Quantum Health Resources, Inc. -4-3/4% 2000 ..................................           1,000,000       1,000,000
                                                                                                    ---------------
                                                                                                    $   45,128,400
                                                                                                    --------------

                                              PORTFOLIO OF INVESTMENTS
                                                 September 30, 2000

                                                                                       Shares or
                                                                                       Principal
                                                                                        Amount           Value
                                                                                    --------------  --------------

PREFERRED STOCK - 0.7%
Crown American Realty Trust...................................................              93,800  $    3,611,300
                                                                                                    --------------

TOTAL INVESTMENT SECURITIES - 97.4% (Cost $511,285,298)                                             $  488,224,224
                                                                                                    --------------

SHORT-TERM INVESTMENTS - 3.4%
General Electric Capital Corporation -6.48% 10/3/2000                               $    4,436,000       4,434,403
American General Finance Corporation
  -6-1/2 10/4/2000 ...........................................................           6,000,000       5,996,750
  -6-1/2 10/6/2000 ...........................................................           6,271,000  $    6,265,339
                                                                                                    --------------
                                                                                                    $   16,696,492
                                                                                                    --------------

TOTAL INVESTMENTS - 100.8% (Cost $527,981,790)................................                      $  504,920,716
Other assets and liabilities, net - (0.8)%....................................                          (3,837,503)
                                                                                                    --------------
TOTAL NET ASSETS - 100%.......................................................                      $  501,083,213
                                                                                                    ==============



* Restricted securities purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. DLJ Mortgage Acceptance Corp. was purchased on September 8, 1997 and Morgan Stanley Dean Witter Capital Inc. was purchased on August 30, 2000. These restricted securities constituted 1.7% of total net assets at September 30, 2000.

See notes to financial statements.

                                         STATEMENT OF ASSETS AND LIABILITIES
                                                 September 30, 2000

ASSETS
  Investments at value:
    Investment securities - at market value
      (identified cost $511,285,298)............................................   $  488,224,224
    Short-term investments - at cost plus interest earned
      (maturities of 60 days or less)...........................................       16,696,492      $   504,920,716
                                                                                   ------------------
  Cash..........................................................................                                (4,349)
  Receivable for:
    Interest....................................................................   $    5,550,141
    Capital Stock sold..........................................................          643,280
    Investment securities sold..................................................           78,196            6,271,617
                                                                                   ------------------  -----------------

                                                                                                       $   511,187,984
LIABILITIES
  Payable for:
    Investment securities purchased ............................................   $    9,217,052
    Capital Stock repurchased ..................................................          549,395
    Advisory fees ..............................................................          208,986
    Accrued expenses and other liabilities......................................          129,338           10,104,771
                                                                                   ------------------  -----------------

NET ASSETS......................................................................                       $   501,083,213
                                                                                                       ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock - par value $0.01 per share; authorized
    100,000,000 shares; outstanding 47,212,377 shares...........................                       $       472,124
  Additional Paid-in Capital....................................................                           509,347,743
  Undistributed net realized gains on investments...............................                             3,492,078
  Undistributed net investment income...........................................                            10,832,342
  Unrealized depreciation of investments........................................                           (23,061,074)
                                                                                                       ---------------
  Net assets at September 30, 2000..............................................                       $   501,083,213
                                                                                                       ===============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)...................................                               $10.61
                                                                                                               ======
  Maximum offering price per share
   (100/95.5 of per share net asset value)......................................                               $11.11
                                                                                                               ======

See notes to financial statements.

                                               STATEMENT OF OPERATIONS
                                        For the Year Ended September 30, 2000

INVESTMENT INCOME
    Interest...................................................................                        $   39,853,208
    Dividends..................................................................                               443,510
                                                                                                       ---------------
                                                                                                       $   40,296,718

EXPENSES
    Advisory fees..............................................................  $     2,556,015
    Transfer agent fees and expenses...........................................          256,121
    Reports to shareholders....................................................           54,789
    Custodian fees and expenses................................................           54,714
    Directors' fees and expenses...............................................           38,343
    Insurance..................................................................           32,540
    Postage....................................................................           28,643
    Audit fees.................................................................           26,353
    Registration fees..........................................................           24,726
    Legal fees.................................................................           13,486
    Other expenses.............................................................           16,602            3,102,332
                                                                                 -----------------     ---------------
            Net investment income..............................................                        $   37,194,386
                                                                                                       ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)...............  $   139,227,700
    Cost of investment securities sold.........................................      135,546,593
                                                                                 -----------------
        Net realized gain on investments.......................................                        $    3,681,107

Unrealized depreciation of investments:
    Unrealized depreciation at beginning of year...............................  $   (14,317,783)
    Unrealized depreciation at end of year.....................................      (23,061,074)
                                                                                 -----------------
        Unrealized depreciation of investments.................................                            (8,743,291)
                                                                                                       ---------------

            Net realized and unrealized loss on investments....................                        $   (5,062,184)
                                                                                                       ---------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..............................................................                        $   32,132,202
                                                                                                       ==============


See notes to financial statements.

                                         STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED SEPTEMBER 30,
                                                                 2000                            1999
                                                    ----------------------------    ------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income........................... $   37,194,386                   $   36,332,800
  Net realized gain on investments................      3,681,107                        4,763,524
  Unrealized depreciation of investments..........     (8,743,291)                     (19,635,007)
                                                   --------------                   --------------
Increase in net assets resulting
  from operations.................................                 $    32,132,202                    $   21,461,317
Distributions to shareholders from:
  Net investment income........................... $  (35,625,012)                  $  (37,467,415)
  Net realized capital gains......................     (4,441,910)     (40,066,922)     (3,215,415)      (40,682,830)
                                                   --------------                   --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold................ $  137,500,078                   $  127,033,525
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions................     34,015,943                       35,025,699
  Cost of Capital Stock repurchased...............   (193,631,573)     (22,115,552)   (227,450,554)      (65,391,330)
                                                   --------------  ---------------  --------------    --------------
Total decrease in net assets......................                 $   (30,050,272)                   $  (84,612,843)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $9,262,968 and $10,397,583...................                     531,133,485                       615,746,328
                                                                   ---------------                    --------------
End of year, including
  undistributed net investment income
  of $10,832,342 and $9,262,968...................                 $   501,083,213                    $  531,133,485
                                                                   ---------------                    --------------
                                                                   ---------------                    --------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold......................                      13,208,545                      11,732,265
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions...............................                       3,289,487                       3,253,664
Shares of Capital Stock repurchased...............                     (18,609,995)                    (20,998,240)
                                                                   ---------------                  --------------
Decrease in Capital Stock
  outstanding.....................................                      (2,111,963)                     (6,012,311)

                                                                   ===============                  ==============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       For the Year Ended September 30,
                                                        --------------------------------------------------------------
                                                           2000          1999         1998          1997        1996
                                                        ---------     ---------    ----------    ---------    --------
Per share operating performance:
Net asset value at beginning of year.................   $   10.77     $   11.13    $    11.24    $   10.97    $  11.05
                                                        ---------     ---------    ----------    ---------    --------
Income from investment operations:
 Net investment income...............................   $    0.77     $    0.71    $     0.67    $    0.68    $   0.68
 Net realized and unrealized gain (loss)
  on investment securities...........................       (0.11)        (0.30)        (0.10)        0.32        0.06
                                                        ---------     ---------    ----------    ---------    --------
Total from investment operations.....................   $    0.66     $    0.41    $     0.57    $    1.00    $   0.74
                                                        ---------     ---------    ----------    ---------    --------
Less distributions:
  Dividends from net investment income...............   $   (0.73)    $   (0.71)   $    (0.66)   $   (0.68)   $  (0.66)
  Distributions from net realized
    capital gains....................................       (0.09)        (0.06)        (0.02)       (0.05)      (0.16)
                                                        ---------     ---------    ----------    ---------    --------
Total distributions..................................   $   (0.82)    $   (0.77)   $    (0.68)   $   (0.73)   $  (0.82)
                                                        ---------     ---------    ----------    ---------    --------
Net asset value at end of year.......................   $   10.61     $   10.77    $    11.13    $   11.24    $  10.97
                                                        ---------     ---------    ----------    ---------    --------
                                                        ---------     ---------    ----------    ---------    --------
Total investment return*.............................        6.56%         3.87%         5.24%        9.54%       7.00%
Ratios/supplemental data:
Net assets at end of year (in $000's)................     501,083       531,133       615,746      529,574     338,297
Ratio of expenses to average net assets..............        0.61%         0.60%         0.59%        0.59%       0.63%
Ratio of net investment income to
  average net assets.................................        7.31%         6.43%         6.06%        6.37%       6.44%
Portfolio turnover rate..............................          21%           24%           47%          29%         16%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

--------------------------------------------------------------------------------
   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                                                            Long-Term
                                          Per Share             Ordinary Income            Capital Gain
            Payable Date                   Amount         Qualifying   Non-Qualifying      Distribution
------------------------------------       -------        -----------  --------------      ------------
October 7, 1999.....................       $0.17           0.1%            99.9%                  -
December 29, 1999...................       $0.27%+         0.1%            79.5%               20.4%
April 7, 2000.......................       $0.17           -                100%                  -
July 10, 2000.......................       $0.21           -                100%                  -


+ This amount includes a $0.09 capital gain distribution of which $0.035 was short-term capital gains and therefore taxable as ordinary income. This is in addition to the $0.18 income dividend which is also taxable as ordinary income.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2001 setting forth specific amounts to be included in their 2000 tax returns.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

     Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.   Federal Income Tax

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income
     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 - PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $103,924,543 for the year ended September 30, 2000. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at September 30, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2000 for federal income tax purposes was $7,270,895 and $30,331,969, respectively.

NOTE 3 - ADVISORY FEES AND OTHER
         AFFILIATED TRANSACTIONS

       Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1-1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000

     For the year ended September 30, 2000, the Fund paid aggregate fees of $37,696 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 - DISTRIBUTOR

     For the year ended September 30, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received
$50,422 in net Fund share sales commissions after reallowance to other dealers.The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 - DISTRIBUTION TO SHAREHOLDERS

       On September 30, 2000, the Board of Directors declared a dividend from net investment income of $0.19 per share payable October 10, 2000 to shareholders of record on September 30, 2000. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 2, 2000.
--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA NEW INCOME, INC.

     We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., including the portfolio of investments, as of September 30, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles generally accepted in the United States.




/s/ Ernst & Young LLP


Los Angeles, California
October 27, 2000

                                               OFFICERS AND DIRECTORS





DIRECTORS

Willard H. Altman, Jr.
DeWayne W. Moore
Alfred E. Osborne, Jr.
Robert L. Rodriguez
Lawrence J. Sheehan






OFFICERS

Robert L. Rodriguez, PRESIDENT AND
   CHIEF INVESTMENT OFFICER
Eric S. Ende, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER






INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000


This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.